                                                                    Exhibit 99.2


                               Galileo Corporation

     Pro Forma Combined Condensed Balance Sheet and Statements of Operations
                                  (Unaudited)


BACKGROUND INFORMATION

On August 6, 1996 Galileo Electro-Optics Corporation, a Delaware corporation (the "Company" or "Galileo") merged with privately held Leisegang Medical, Inc., a Florida corporation, (LMI). The Company acquired LMI in a stock for stock transaction issuing 269,923 shares of Galileo stock. The acquisition was accounted for as a pooling of interest.

LMI is a distributor and manufacturer of OB/GYN diagnostic and surgical equipment.

BASIS OF ACCOMPANYING PRO FORMA COMBINED CONDENSED FINANCIAL STATEMENTS

The unaudited Pro Forma Combined Condensed Balance Sheet assumes that the merger of Galileo and LMI occurred on June 30, 1996. The Pro Forma Combined Condensed Statements of Operations combine the historical results of operations of Galileo and LMI for the year ended September 30, 1995 and the nine months ended June 30, 1996, assuming the merger occurred on October 1, 1994 and October 1, 1995, respectively. The Pro Forma Combined Condensed Statements of Operations do not reflect the estimated expenses associated with the merger or other non-recurring items. Pro Forma Combined Condensed Statements of Operations for fiscal years 1994 and 1993 have not been presented because it is impracticable to do so because audited financial statements of LMI for such periods are not available. Management expects to present restated financial statements reflecting the pooling of interest business combination when the Company files its Annual Report on form 10-K for the year ended September 30, 1996.

Management believes that the assumptions used in preparing the Pro Forma Combined Condensed Financial Statements provide a reasonable basis for presenting all of the significant effects of the merger. These Pro Forma Combined Condensed Financial Statements do not purport to be indicative of the results which actually would have been obtained if the merger had been effected on the date indicated or of those results which may be achieved in the future. The Pro Forma Combined Condensed Financial Statements should be read in conjunction with the historical financial statements of Galileo and LMI which have been included elsewhere herein or incorporated by reference in this Form 8-K/A.

                               Galileo Corporation

     Pro Forma Combined Condensed Balance Sheet and Statements of Operations
                                   (Unaudited)


PRO FORMA ADJUSTMENTS

A summary of the Pro Forma Adjustments is set forth as follows:

(a) Reflects the cost incurred prior to June 30, 1996, associated with the merger.

(b) The amounts of $2,699 and $44,801 reflect the additional shares and related additional paid in capital from the acquisition of Leisegang Medical, Inc. The $7,992 and $39,508 are the elimination due to consolidation of Leisegang Medical's common stock and additional paid in capital.

(c) Reflects estimated additional expenses related to the LMI merger.

(d) Adjustment to valuation allowance for deferred tax assets.

                             GALILEO CORPORATION

                                      PRO FORMA COMBINED CONDENSED BALANCE SHEETS
                                                     (UNAUDITED)

                                       Galileo          Leisegang
                                     Historical         Historical         Pro Forma          Pro Forma
                                    June 30, 1996      June 30, 1996      Adjustments         Combined
                                    -------------------------------------------------------------------
ASSETS
Current assets
  Cash and cash equivalents          $15,929,000        $  231,379                           $16,160,379
  Accounts receivable, net             5,514,000           716,946                             6,230,946
  Inventories                          4,476,000         1,535,618                             6,011,618
  Deferred income taxes                  308,000           235,362        $ (86,592)(d)          456,770
  Other current assets                   314,000                --          (53,000)(a)          261,000
                                     -----------        ----------        ---------          -----------
Total current assets                  26,541,000         2,719,305         (139,592)          29,120,713

Property and equipment, net           19,442,000           236,280                            19,678,280
Other assets                           2,700,000            39,550                             2,739,550
                                     -----------        ----------        ---------          -----------
Total assets                         $48,683,000        $2,995,135        $(139,592)         $51,538,543
                                     ===========        ==========        =========          ===========


LIABILITIES AND SHAREHOLDERS'
  EQUITY
Current liabilities
  Accounts payable, trade            $ 1,051,000        $  361,082                           $ 1,412,082
  Notes payable                               --            72,813                                72,813
  Accrued liabilities                  2,388,000           458,374        $ 547,000 (c)        3,393,374
                                     -----------        ----------        ---------          -----------
Total current liabilities              3,439,000           892,269          547,000            4,878,269

Deferred taxes                           469,000           147,770                               616,770
Long-term obligations -
  Capital lease                          174,000                --                               174,000
Long-term notes payable                       --           487,100                               487,100
Post-retirement benefits                 671,000                --                               671,000
                                     -----------        ----------        ---------          -----------
Total liabilities                      4,753,000         1,527,139          547,000            6,827,139

Shareholders' Equity
  Common stock                            65,000             7,992            2,699 (b)           67,699
                                                                             (7,992)(b)
  Additional paid-in capital          42,552,000            39,508           44,801 (b)       42,596,801
                                                                            (39,508)(b)
  Retained earnings                    1,313,000         1,420,496          (53,000)(a)        2,046,904
                                                                           (547,000)(c)
                                                                            (86,592)(d)
                                     -----------        ----------        ---------          -----------
Shareholders' equity                  43,930,000         1,467,996         (686,592)          44,711,404
                                     -----------        ----------        ---------          -----------
Total liabilities and
  shareholders' equity               $48,683,000        $2,995,135        $(139,592)         $51,538,543
                                     ===========        ==========        =========          ===========

                             GALILEO CORPORATION

                                 PRO FORMA COMBINED CONDENSED STATEMENTS OF OPERATIONS
                                       Galileo          Leisegang
                                      Historical        Historical
                                      Year Ended        Year Ended
                                     September 30      September 30       Pro Forma       Pro Forma
                                        1995              1995           Adjustments      Combined
                                     --------------------------------------------------------------
Net sales                            $34,043,000        $6,710,380                      $40,753,380
  Cost of sales                       24,646,000         3,597,707                       28,243,707
                                     -----------        ----------                      -----------
Gross profit                           9,397,000         3,112,673                       12,509,673

Operating expenses                     8,561,000         2,772,098                       11,333,098
                                     -----------        ----------                      -----------
Operating profit                         836,000           340,575                        1,176,575

Other income, net                        356,000           (50,971)                         305,029
                                     -----------        ----------                      -----------
Income before taxes                    1,192,000           289,604                        1,481,604
Income tax expense                        82,000           132,566      $ (132,566)          82,000
                                     -----------        ----------      ----------      -----------
Net income                           $ 1,110,000        $  157,038      $  132,566      $ 1,399,604

Earnings per share                   $     0.164        $    0.023      $    0.020      $     0.207

Primary shares utilized in
  calculation of earnings per
  share                                6,777,516         6,777,516       6,777,516        6,777,516

                             GALILEO CORPORATION

                                  PRO FORMA COMBINED CONDENSED STATEMENT OF OPERATIONS
                                                     (UNAUDITED)

                                        Galileo            Leisegang
                                      Historical           Historical
                                      Nine Months          Nine Months
                                         Ended               Ended             Pro Forma          Pro Forma
                                     June 30, 1996        June 30, 1996        Adjustments        Combined
                                     -----------------------------------------------------------------------

Net sales                             $27,187,000          $4,604,508                            $31,791,508
  Cost of sales                        16,389,000           2,230,393                             18,619,393
                                      -----------          ----------                            -----------
Gross profit                           10,798,000           2,374,115                             13,172,115

Operating expenses                      7,673,000           2,094,462                              9,767,462
                                      -----------          ----------                            -----------
Operating profit                        3,125,000             279,653                              3,404,653

Other income, net                         513,000             (14,675)                               498,325
                                      -----------          ----------                            -----------
Income before taxes                     3,638,000             264,978                              3,902,978
Income tax expense
  (benefit)                               (49,000)             95,002                                 46,002
                                      -----------          ----------                            -----------
Income before extraordinary
  item                                $ 3,687,000          $  169,976                            $ 3,856,976

Earnings per share before
  extraordinary item                  $     0.532          $    0.025                            $     0.557

Primary shares utilized in
  calculation of earnings per
  share                                 6,933,877           6,933,877                              6,933,877